UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

April 1, 2008

BIOPURE CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-15167	04-2836871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 HURLEY STREET

CAMBRIDGE, MA 02141

(Address of principal executive offices and zip code)

(617) 234-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(d))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

On April 7, 2008, Biopure Corporation issued a press release announcing it received a comment letter from the United Kingdom’s Commission on Human Medicines on April 1, 2008, addressing the company’s application for marketing authorization of Hemopure® [hemoglobin glutamer -250 (bovine)]. The full text of the company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by Biopure Corporation on April 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPURE CORPORATION

Date: April 7, 2008	By:	/s/ Zafiris G. Zafirelis
	Name:	Zafiris G. Zafirelis
	Title:	Chairman, President and Chief Executive Officer